MUNICIPAL INCOME TRUST          Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS August 31, 1997

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Municipal Income Trust (TFA) for the fiscal year ended August 31, 1997.

Stimulated by a resurgence of consumer spending in the fourth quarter of 1996, the economy grew at a rapid pace in the first quarter of 1997. This caused interest rates to rise between December 1996 and April 1997. In March, the Federal Reserve Board tightened monetary policy in a preemptive move against a possible increase in the rate of inflation. Economic growth slowed in the second quarter and the bond market rallied. By July, yields had declined to last November's levels. In addition to more moderate economic growth, low inflation and stable Fed policy, the bond rally was aided by the strengthened overseas performance of the dollar and the waning Federal budget deficit. Market sentiment turned cautious in August as the UPS/Teamsters strike renewed concerns that tight labor markets might prompt another tightening move by the Fed.


                     BOND YIELDS 1994-1997
--------------------------------------------------------------------
                                                Insured Municipal
                                                Revenue Yields as
         30-Year Insured                          a Percentage of
        Municipal Revenue      30-Year U.S.    U.S. Treasury Yields
              Yields         Treasury Yields           Ratio
--------------------------------------------------------------------
Dec '93         5.40%             6.34%               85.17%
                5.40              6.24                86.54
                5.80              6.66                87.09
                6.40              7.09                90.27
                6.35              7.32                86.75
                6.25              7.43                84.12
Jun '94         6.50              7.61                85.41
                6.25              7.39                84.57
                6.30              7.45                84.56
                6.55              7.81                83.87
                6.75              7.96                84.80
                7.00              8.00                87.50
Dec '94         6.75              7.88                85.66
                6.40              7.70                83.12
                6.15              7.44                82.66
                6.15              7.43                82.77
                6.20              7.34                84.47
                5.80              6.66                87.09
Jun '95         6.10              6.62                92.15
                6.10              6.86                88.92
                6.00              6.66                90.08
                5.95              6.48                91.82
                5.75              6.33                90.84
                5.50              6.14                89.56
Dec '95         5.35              5.94                90.07
                5.40              6.03                89.55
                5.80              6.46                86.69
                5.85              6.66                87.84
                5.95              6.89                86.36
                6.05              6.99                86.55
Jun '96         5.90              6.89                85.63
                5.85              6.97                83.93
                5.90              7.11                82.98
                5.70              6.93                82.25
                5.65              6.64                85.09
                5.50              6.35                86.61
Dec '96         5.60              6.63                84.46
                5.70              6.79                83.95
                5.65              6.80                83.08
                5.90              7.10                83.10
                5.75              6.94                82.85
                5.65              6.91                81.77
Jun '97         5.60              6.78                82.60
                5.30              6.30                84.00
                5.50              6.61                83.00
--------------------------------------------------------------------

Source: Municipal Market Data

MUNICIPAL INCOME TRUST

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields with less volatility. Long-term insured revenue index yields rose from 5.50 percent to 5.90 percent between November 1996 and March 1997. The recent bond rally carried yields to a low of 5.30 percent in July before ending August at 5.50 percent.

The ratio of 30-year insured revenue bond yields to 30-year US Treasury yields declined from 87 percent at the end of November 1996 to 83 percent in August 1997. A declining ratio means that municipals have outperformed Treasuries and have become relatively more expensive. This ratio has annually ranged from an average low of 83 percent to an average high of 90 percent over the past four years.

New-issue municipal volume was ahead 8 percent in the first eight months of 1997. Overall, estimated underwriting volume of $180 billion for the full year is expected to exceed bond maturities and redemptions of $130 billion.

PERFORMANCE

The Fund's net asset value (NAV) increased from $9.72 to $9.99 per share during the fiscal year ended August 31, 1997. Based on this NAV change plus reinvestment of tax-free dividends and a taxable long-term capital gain distribution, the Fund's total NAV return was 9.31 percent. TFA's market price on the New York Stock Exchange increased from $9.25 to $9.50 per share during the fiscal year. Based on this market price change and reinvestment of dividends and distributions, the Fund's total market return was 9.23 percent. TFA's market price closed at a 5 percent discount to NAV on August 31, 1997.

Dividends for the last three months of 1997 were declared in September. Beginning with the October 1997 payment, the monthly dividend was reduced from $0.0475 per share to $0.045 per share to more closely reflect the Fund's anticipated income. Over the past 12 months the level of undistributed net investment income has declined from $0.127 to $0.115 per share.

PORTFOLIO STRUCTURE

The Fund's investments were diversified among 15 long-term sectors and 64 credits. Over the past twelve months, $81 million par amount of bonds was purchased and $56 million par amount was sold, each at average yields between 5 1/2 percent and 6 percent. Distributable income declined when $18 million par amount of bonds with an average book yield of 8 1/2 percent was called for redemption.

MUNICIPAL INCOME TRUST

LARGEST SECTORS as of August 31, 1997
(% of Net Assets)


Mortgage                17%
Water & Sewer           13%
General Obligation      12%
Transportation          11%
Electric                10%
IDR/PCR*                 9%
Hospital                 9%
Education                5%
All Others              14%

* Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.


CREDIT RATINGS as of August 31, 1997
(% of Total Long-Term Portfolio)


Aaa or AAA              52%
Aa or AA                24%
A or A                  15%
Baa or BBB               6%
NR                       3%

As measured by Moody's Investors Service, Inc.
or Standard & Poor's Corp.

Portfolio structure is subject to change.


CALL STRUCTURE as of August 31, 1997
(% of Total Long-Term Portfolio)
Percent Callable

     WEIGHTED AVERAGE
CALL PROTECTION 8.0 YEARS

Years Bonds Callable


1997                     3%
1998                     6%
1999                     3%
2000                     3%
2001                     4%
2002                     3%
2003                     7%
2004                    10%
2005                    18%
2006                    14%
2007                    17%
2008+                   12%

MUNICIPAL INCOME TRUST

The portfolio's average maturity was 20 years. The combination of older, shorter-call issues and newer issues with longer call dates provided an average of 8 years of call protection.

LOOKING AHEAD

Municipals have followed the trend of Treasuries throughout most of 1997. The recent enactment of the Taxpayer Relief Act of 1997 did not impact municipals directly. The long-term benefits of tax-exempt income have remained intact and have fostered demand for municipal bonds.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the twelve-month period ended August 31, 1997, the Fund purchased and retired 839,200 shares of common stock at a weighted average market discount of 6.41 percent. Acquiring these treasury shares had the antidilutive effect of adding $0.02 per share to net asset value.

We appreciate your ongoing support of Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME TRUST

RESULTS OF SPECIAL MEETING (UNAUDITED)

                             *         *         *

On May 20, 1997, a special meeting of the Fund's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE:

         Wayne E. Hedien
         For................................................................  23,791,178
         Withheld...........................................................     744,823

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

         For................................................................  22,515,021
         Against............................................................     434,571
         Abstain............................................................   1,586,409

MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS August 31, 1997

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (95.1%)
              General Obligation (12.0%)
$  5,000      Moulton-Niguel Water District, California, Refg 1993 (MBIA).............     5.00%     09/01/19     $  4,689,250
   2,000      Chicago, Illinois, Refg Ser 1995 B (FGIC)...............................     5.125     01/01/25        1,891,720
   5,000      Washington Suburban Sanitary District, Maryland, Gen Constr Refg 1994...     5.00      06/01/10        4,967,050
   8,000      Massachusetts, 1994 Ser A...............................................     5.00      01/01/11        7,809,280
   4,000      New York City, New York, 1995 Ser D (MBIA)..............................     6.20      02/01/07        4,382,160
   5,000      New York State, Refg Ser 1995 B.........................................     5.625     08/15/09        5,216,700
   7,000      Shelby County, Tennessee, Refg 1995 Ser A...............................     5.625     04/01/11        7,252,700
--------                                                                                                          ------------
  36,000                                                                                                            36,208,860
--------                                                                                                          ------------

              Educational Facilities (5.2%)
   5,000      California Public Works Board, University of California 1993 Refg Ser
               A......................................................................     5.50      06/01/21        4,914,950
   5,000      New Jersey Economic Development Authority, Educational Testing Service
               Ser 1995 B (MBIA)......................................................     6.25      05/15/25        5,416,800
              New York State Dormitory Authority,
   2,500       State University Ser 1995 A............................................     6.50      05/15/05        2,745,650
   2,500       State University Ser 1995 A............................................     6.50      05/15/06        2,760,125
--------                                                                                                          ------------
  15,000                                                                                                            15,837,525
--------                                                                                                          ------------

              Electric Revenue (9.5%)
              Southern California Public Power Authority,
  15,000       Mead-Adelanto 1994 Ser A (AMBAC).......................................     5.15      07/01/15       14,656,800
   5,000       Palo Verde Ser A (AMBAC)...............................................     5.00      07/01/15        4,734,050
  10,000      Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary FSA).......     5.00      07/01/21        9,352,100
--------                                                                                                          ------------
  30,000                                                                                                            28,742,950
--------                                                                                                          ------------

              Hospital Revenue (8.7%)
   3,000      Birmingham-Carraway Special Care Facilities Financing Authority,
               Alabama, Carraway Methodist Health Ser 1995 A (Connie Lee).............     5.875     08/15/15        3,087,630
   4,000      Chatham County Hospital Authority, Georgia, Memorial Medical Center Inc
               Ser 1996 A (AMBAC).....................................................     5.25      01/01/16        3,894,080
   1,000      Illinois Health Facilities Authority, Mercy Center for Health Care
               Services Ser 1992......................................................     6.65      10/01/22        1,044,400
     950      Kentucky Development Finance Authority, Ashland Hospital/King's
               Daughters Refg & Impr Ser 1987.........................................     9.75      08/01/11          988,560
   7,500      North Carolina Medical Care Commission, Presbyterian Health Services
               Corp Refg Ser 1993.....................................................     5.50      10/01/20        7,431,825
   5,000      Pennsylvania Higher Educational Facilities Authority, University of
               Pennsylvania Ser A 1996................................................     5.75      01/01/22        5,065,650
   3,000      Washington Health Care Facilities Authority, Virginia Mason Medical
               Center Refg Ser 1997 A (MBIA)..........................................     5.125     08/15/17        2,850,690
   1,750      Fayette County, West Virginia, MPC Inc Refg Ser 1990....................     9.75      02/01/11        1,907,202
--------                                                                                                          ------------
  26,200                                                                                                            26,270,037
--------                                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Industrial Development/Pollution Control Revenue (9.0%)
$  5,000      California Pollution Control Finance Authority, Pacific Gas & Electric
               Co 1987 Ser B (AMT)....................................................     8.875%    01/01/10     $  5,150,950
   2,790      Lapeer Economic Development Corporation, Michigan, Dott Manufacturing Co
               Ser 1989 A (AMT).......................................................    10.65      11/15/17        2,932,039
   3,250      New York City Industrial Development Agency, Japan Airlines Co 1991
               (AMT) (FSA)............................................................     6.00      11/01/15        3,389,522
   3,000      New York State Energy Research & Development Authority, New York State
               Electric & Gas Corp 1987 Ser A (AMT) (MBIA)............................     6.15      07/01/26        3,123,240
   5,000      Tulsa Municipal Airport Trust, Oklahoma, American Airlines Inc Ser 1988
               (AMT)..................................................................     7.375     12/01/20        5,403,550
   5,000      Dallas-Fort Worth International Airport Facility Improvement
               Corporation, Texas, American Airlines Inc Ser 1995.....................     6.00      11/01/14        5,141,300
   1,965      Matagorda County Navigation District #1, Texas, Houston Lighting & Power
--------       Co Collateralized Ser 1989 A (AMT).....................................     7.875     02/01/19        2,031,024
                                                                                                                  ------------
  26,005                                                                                                            27,171,625
--------                                                                                                          ------------

              Mortgage Revenue - Multi-Family (4.6%)
   5,000      New Jersey Housing & Mortgage Finance Agency, 1995 Ser A (AMBAC)........     6.00      11/01/14        5,151,100
     940      Rhode Island Housing & Mortgage Finance Corporation, Rental 1989 Ser B
               (AMT)..................................................................     7.95      10/01/20          988,043
  30,935      Oak Ridge Industrial Development Board, Tennessee, Gardens/Southern
               Hill/ Woodlands Apts GNMA-Backed Refg Ser 1988.........................     0.00      10/20/19        4,742,336
   3,000      Virginia Housing Development Authority, Ser 1987 B......................     9.45      11/01/12        3,087,180
--------                                                                                                          ------------
  39,875                                                                                                            13,968,659
--------                                                                                                          ------------

              Mortgage Revenue - Single Family (12.5%)
  10,000      Alaska Housing Finance Corporation, 1997 Ser A (MBIA)...................     6.00      06/01/27       10,210,400
   2,250      Colorado Housing Finance Authority, 1997 Ser B-2 (AMT)..................     7.00      05/01/26        2,470,208
  10,000      Hawaii Housing Finance & Development Corporation, FNMA-Collateralized
               1997 Ser A (AMT).......................................................     5.75      07/01/30        9,897,100
   2,500      Chicago, Illinois, GNMA-Backed Ser 1997-A (AMT).........................     7.25      09/01/28        2,759,175
              Maine Housing Authority,
   4,265      Purchase 1988 Ser D-2 (AMT).............................................     8.10      11/15/19        4,456,669
   1,000      Purchase 1988 Ser D-2 (AMT).............................................     8.10      11/15/22        1,044,120
   2,000      Missouri Housing Development Commission, GNMA-Backed 1997 Ser A-2
               (AMT)..................................................................     7.30      03/01/28        2,222,320
   3,050      North Dakota Housing Finance Agency, 1990 Ser B (AMT)...................     7.75      07/01/24        3,248,555
   1,230      Ohio Housing Finance Agency, GNMA-Backed 1990 Ser C (AMT)...............     7.85      09/01/21        1,307,084
--------                                                                                                          ------------
  36,295                                                                                                            37,615,631
--------                                                                                                          ------------

              Nursing & Health Related Facilities Revenue (0.3%)
              Vista, California, Long-Term Care Foundation of America
   1,576      Ser 1994 A COPs (a) (b).................................................     8.50      01/01/20          977,235
     189      Ser 1994 B COPs (a) (b).................................................     0.00      01/01/20            1,890
--------                                                                                                          ------------
   1,765                                                                                                               979,125
--------                                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Public Facilities Revenue (1.3%)
$  3,495      Illinois, Civic Center Dedicated Tax Ser 1991 (AMBAC)...................     6.25%     12/15/20     $  3,875,850
--------                                                                                                          ------------

              Resource Recovery Revenue (3.4%)
   5,000      Greater Detroit Resource Recovery Authority, Michigan, 1986 Ser A
               (AMBAC)................................................................     6.25      12/13/08        5,556,550
   4,500      Charleston County, South Carolina, Foster-Wheeler Charleston Inc Ser
--------       1987 A (AMT)...........................................................     9.25      01/01/10        4,697,730
                                                                                                                  ------------
   9,500                                                                                                            10,254,280
--------                                                                                                          ------------

              Retirement & Lifecare Facilities Revenue (0.6%)
   2,010      Charleston County, South Carolina, Sandpiper Village Inc Refg Ser
               1988...................................................................     8.00      11/01/13        1,654,170
--------                                                                                                          ------------

              Transportation Facilities Revenue (10.7%)
  15,000      E-470 Public Highway Authority, Colorado, Ser 1997 B (MBIA).............     0.00      09/01/14        5,942,100
   5,000      Dade County, Florida, Seaport Refg Ser 1996 (MBIA)......................     5.125     10/01/26        4,757,000
     815      Southwestern Development Authority, Illinois, Tri-City Regional Port
               District Ser 1989 A (AMT) (a)..........................................     7.90      07/01/14          881,496
   4,000      Delaware River Port Authority, New Jersey & Pennsylvania, Ser 1995
               (FGIC)+................................................................     5.50      01/01/26        3,993,960
   5,000      Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)...............     6.125     11/15/25        5,197,600
   5,000      Dallas-Fort Worth International Airport, Texas, Refg Ser 1995 (FGIC)....     5.625     11/01/15        5,079,750
   6,000      Virginia Transportation Board, US Route 28 Ser 1992.....................     6.50      04/01/18        6,517,020
--------                                                                                                          ------------
  40,815                                                                                                            32,368,926
--------                                                                                                          ------------

              Water & Sewer Revenue (12.7%)
   5,000      Birmingham Water Works & Sewer Board, Alabama, Ser 1994.................     5.50      01/01/20        4,961,500
  10,000      Jefferson County, Alabama, Sewer Ser 1997 (FGIC)........................     5.75      02/01/22       10,218,000
   5,000      Phoenix Civic Improvement Corporation, Arizona, Jr Lien Water Ser
               1994...................................................................     5.45      07/01/19        5,017,000
   2,000      Chicago, Illinois, Wastewater Ser 1994 (MBIA)...........................     6.375     01/01/24        2,175,540
   3,000      Massachusetts Water Resources Authority, 1993 Ser C.....................     5.25      12/01/20        2,864,130
     570      New York City Municipal Water Finance Authority, New York, 1991 Ser A
               (Secondary FGIC).......................................................     6.75      06/15/16          617,179
   3,000      Cleveland, Ohio, Waterworks Impr & Refg Ser H 1996 (MBIA)...............     5.75      01/01/21        3,089,310
  10,000      Upper Occoquan Sewerage Authority, Virginia, Ser 1995 A (MBIA)..........     5.00      07/01/25        9,331,300
--------                                                                                                          ------------
  38,570                                                                                                            38,273,959
--------                                                                                                          ------------

              Other Revenue (1.7%)
   2,000      Northern Palm Beach County Improvement District, Florida, Water Control
               & Impr #9A Ser 1996 A..................................................     6.80      08/01/06        2,089,660
   3,000      New York Local Government Assistance Corporation, Ser 1995 A............     6.00      04/01/24        3,167,670
--------                                                                                                          ------------
   5,000                                                                                                             5,257,330
--------                                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Refunded (2.9%)
$  1,290      Illinois Health Facilities Authority, Glen Oaks Medical Center Inc Refg
               1990 Ser D (ETM).......................................................     9.50%     11/15/15     $  1,522,471
   4,000      Washington, 1991 Ser B..................................................     6.70      06/01/01++      4,323,560
   2,500      Washington Public Power Supply System, Nuclear Proj #2 Refg Ser 1990
               C......................................................................     7.625     01/01/01++      2,795,825
--------                                                                                                          ------------
   7,790                                                                                                             8,641,856
--------                                                                                                          ------------
 318,320      TOTAL MUNICIPAL BONDS (Identified Cost $276,579,006)...........................................      287,120,783
--------                                                                                                          ------------
              SHORT-TERM MUNICIPAL OBLIGATION (3.4%)
   5,000      Oxnard Industrial Development Finance Authority, California, Green Foods
               Corp Ser 1987 (AMT)....................................................     9.50      10/01/97        5,018,900
   3,500      Georgetown University, District of Columbia, Ser 1989 A.................     8.25      04/01/98++      3,651,375
   1,400      East Baton Rouge Parish, Louisiana, Exxon Corp Ser 1989 (Demand
               09/02/97)..............................................................     3.70*     11/01/19        1,400,000
--------                                                                                                          ------------
   9,900      TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $10,070,275)...........................       10,072,275
--------                                                                                                          ------------

$328,220      TOTAL INVESTMENTS (Identified Cost $286,649,281) (c)..................................    98.5%
========                                                                                                           297,191,058

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................................    1.5        4,517,180
                                                                                                       ------     ------------

              NET ASSETS.............................................................................  100.0%     $301,708,238
                                                                                                       =====      ============

---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
     ETM      Escrowed to Maturity.
      +       Joint exemption in New Jersey and Pennsylvania.
      ++      Refunded to call date shown by forward delivery contract.
      ++      Prerefunded to call date shown.
      *       Current coupon of variable rate demand obligation.
     (a)      Resale is restricted to qualified institutional investors.
     (b)      Non-income producing security; bond in default.
     (c)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $11,525,993 and the aggregate gross unrealized depreciation is $984,216, resulting in net unrealized appreciation of $10,541,777.

Bond Insurance:
    AMBAC     AMBAC Indemnity Corporation.
  Connie Lee  Connie Lee Insurance Company.
     FGIC     Financial Guaranty Insurance Company.
     FSA      Financial Security Assurance Inc.
     MBIA     Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                August 31, 1997

Alabama..................  6.0%
Alaska...................  3.4
Arizona..................  1.7
California............... 13.0
Colorado.................  3.1
District of Columbia.....  1.2
Florida..................  2.3
Georgia..................  1.3
Hawaii...................  3.3
Illinois.................  4.7
Kentucky.................  0.3
Louisiana................  0.5
Maine....................  1.8%
Maryland.................  1.6
Massachusetts............  3.5
Michigan.................  2.8
Missouri.................  0.7
New Jersey...............  4.8
New York.................  8.4
North Carolina...........  2.5
North Dakota.............  1.1
Ohio.....................  1.5
Oklahoma.................  1.8
Pennsylvania.............  3.0
Rhode Island.............  0.3%
South Carolina...........  2.1
Tennessee................  4.0
Texas....................  5.8
Utah.....................  3.1
Virginia.................  6.3
Washington...............  3.3
West Virginia............  0.6
Joint Exemption*......... (1.3)
                          ----

Total.................... 98.5%
                          ====

---------------------
* Joint exemption has been included in both geographic locations.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $286,649,281).......................................    $297,191,058
Cash..................................................................         325,470
Receivable for:
    Interest..........................................................       4,353,730
    Investments redeemed..............................................          85,000
Prepaid expenses and other assets.....................................          15,785
                                                                          ------------

    TOTAL ASSETS......................................................     301,971,043
                                                                          ------------

LIABILITIES:
Payable for:
    Investment advisory fee...........................................         102,330
    Administration fee................................................          58,857
Accrued expenses and other payables...................................         101,618
                                                                          ------------

    TOTAL LIABILITIES.................................................         262,805
                                                                          ------------

    NET ASSETS........................................................    $301,708,238
                                                                          ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.......................................................    $285,108,030
Net unrealized appreciation...........................................      10,541,777
Accumulated undistributed net investment income.......................       3,472,766
Accumulated undistributed net realized gain...........................       2,585,665
                                                                          ------------

    NET ASSETS........................................................    $301,708,238
                                                                          ============

NET ASSET VALUE PER SHARE,
 30,214,250 shares outstanding
 (unlimited shares authorized of $.01 par value)......................           $9.99
                                                                                 =====

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

STATEMENT OF OPERATIONS
For the year ended August 31, 1997

NET INVESTMENT INCOME:

INTEREST INCOME........................................................    $19,026,009
                                                                           -----------

EXPENSES
Investment advisory fee................................................      1,006,366
Administration fee.....................................................        578,752
Transfer agent fees and expenses.......................................        147,984
Professional fees......................................................         55,698
Shareholder reports and notices........................................         35,541
Registration fees......................................................         32,629
Custodian fees.........................................................         19,836
Trustees' fees and expenses............................................         14,499
Other..................................................................         15,971
                                                                           -----------

    TOTAL EXPENSES.....................................................      1,907,276

Less: expense offset...................................................        (13,919)
                                                                           -----------

    NET EXPENSES.......................................................      1,893,357
                                                                           -----------

    NET INVESTMENT INCOME..............................................     17,132,652
                                                                           -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain......................................................      2,589,265
Net change in unrealized appreciation..................................      5,563,849
                                                                           -----------

    NET GAIN...........................................................      8,153,114
                                                                           -----------

NET INCREASE...........................................................    $25,285,766
                                                                           ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                            FOR THE YEAR        FOR THE YEAR
                                                                ENDED               ENDED
                                                           AUGUST 31, 1997     AUGUST 31, 1996
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..................................     $  17,132,652       $  18,677,692
Net realized gain......................................         2,589,265           1,152,842
Net change in unrealized appreciation..................         5,563,849          (4,984,050)
                                                            -------------       -------------

    NET INCREASE.......................................        25,285,766          14,846,484
                                                            -------------       -------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..................................       (17,614,906)        (18,819,865)
Net realized gain......................................           (76,631)         (2,747,118)
                                                            -------------       -------------

    TOTAL..............................................       (17,691,537)        (21,566,983)
                                                            -------------       -------------

Net decrease from transactions in shares of beneficial
 interest..............................................        (7,720,803)         (5,213,006)
                                                            -------------       -------------

    NET DECREASE.......................................          (126,574)        (11,933,505)
NET ASSETS:
Beginning of period....................................       301,834,812         313,768,317
                                                            -------------       -------------

    END OF PERIOD
    (Including undistributed net investment income of
    $3,472,766 and $3,955,020, respectively)...........     $ 301,708,238       $ 301,834,812
                                                            =============       =============

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS August 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 16, 1987 and commenced operations on September 29, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in

MUNICIPAL INCOME TRUST
nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENTS

Pursuant to an Investment Advisory Agreement with Dean Witter InterCapital Inc. (the "Investment Adviser"), the Fund pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.35% to the portion of the Fund's weekly net assets not exceeding $250 million and 0.25% to the portion of the Fund's weekly net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.20% to the portion of the Fund's weekly net assets not exceeding $250 million; 0.15% to the portion of the Fund's weekly net assets exceeding $250 million but not exceeding $500 million; 0.12% to the portion of the Fund's weekly net assets exceeding $500 million but not exceeding $750 million; and 0.10% to the portion of the Fund's weekly net assets exceeding $750 million.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1997 aggregated $71,303,275 and $73,591,915, respectively.

MUNICIPAL INCOME TRUST

Dean Witter Trust FSB, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At August 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $19,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended August 31, 1997, included in Trustee's fees and expenses in the Statement of Operations amounted to $2,038. At August 31, 1997, the Fund had an accrued pension liability of $47,941 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                   PAR VALUE      EXCESS OF
                                                                                      SHARES       OF SHARES      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, August 31, 1995........................................................    31,623,450     $316,235      $297,725,604
Treasury shares purchased and retired (weighted average discount 7.06%)*........      (570,000)      (5,700)       (5,207,306)
                                                                                    ----------     --------      ------------
Balance, August 31, 1996........................................................    31,053,450      310,535       292,518,298
Treasury shares purchased and retired (weighted average discount 6.41%)*........      (839,200)      (8,392)       (7,712,411)
                                                                                    ----------     --------      ------------
Balance, August 31, 1997........................................................    30,214,250     $302,143      $284,805,887
                                                                                    ==========     ========      ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS

The Fund declared the following dividends from net investment income:

    DECLARATION         AMOUNT             RECORD                PAYABLE
       DATE            PER SHARE            DATE                  DATE
-------------------    ---------     ------------------    -------------------
   July 1, 1997         $0.0475      September 5, 1997     September 19, 1997
September 23, 1997      $ 0.045       October 3, 1997       October 17, 1997
September 23, 1997      $ 0.045       November 7, 1997      November 21, 1997
September 23, 1997      $ 0.045       December 5, 1997      December 19, 1997

MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                    FOR THE YEAR ENDED AUGUST 31*
                                                                     ------------------------------------------------------------
                                                                       1997        1996++        1995         1994         1993
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................      $ 9.72       $ 9.92       $10.16       $10.83       $10.69
                                                                      -------      -------      -------      -------      -------
Net investment income............................................        0.57         0.60         0.66         0.69         0.72
Net realized and unrealized gain (loss)..........................        0.26        (0.12)        0.04        (0.62)        0.14
                                                                      -------      -------      -------      -------      -------
Total from investment operations.................................        0.83         0.48         0.70         0.07         0.86
                                                                      -------      -------      -------      -------      -------
Less dividends and distributions from:
   Net investment income.........................................       (0.58)       (0.60)       (0.60)       (0.65)       (0.72)
   Net realized gain.............................................          --**      (0.09)       (0.34)       (0.09)       --
                                                                      -------      -------      -------      -------      -------
Total dividends and distributions................................       (0.58)       (0.69)       (0.94)       (0.74)       (0.72)
                                                                      -------      -------      -------      -------      -------
Anti-dilutive effect of acquiring treasury shares................        0.02         0.01        --           --           --
                                                                      -------      -------      -------      -------      -------
Net asset value, end of period...................................      $ 9.99       $ 9.72       $ 9.92       $10.16       $10.83
                                                                      =======      =======      =======      =======      =======
Market value, end of period......................................      $ 9.50       $ 9.25       $ 9.00       $ 9.25       $11.25
                                                                      =======      =======      =======      =======      =======
TOTAL INVESTMENT RETURN+.........................................        9.23%       10.75%        7.78%      (11.73)%      11.82%

RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................................        0.63%        0.64%(1)     0.65%        0.63%        0.67%
Net investment income............................................        5.68%        6.03%        6.70%        6.59%        6.70%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..........................    $301,708     $301,835     $313,768     $331,745     $359,166
Portfolio turnover rate..........................................          22%          33%          14%          27%           1%

---------------------

 * The per share amounts were computed using an average number of shares outstanding during the period.
 **    Does not reflect a distribution of $0.0024.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 ++    Restated for comparative purposes.
(1)    Does not reflect the effect of expense offsets of 0.01%.


                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MUNICIPAL INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Income Trust (the
" Fund") at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
October 10, 1997

                      1997 FEDERAL TAX NOTICE (unaudited)

         During the year ended August 31, 1997, the Fund paid to shareholders $0.58 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes. For the year ended August 31, 1997, the Fund paid to shareholders $0.0024 per share from long-term capital gains.

                      (This Page Intentionally Left Blank)

TRUSTEES
-----------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-----------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-----------------------------------------------------
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISER
-----------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048






MUNICIPAL
INCOME
TRUST


Annual Report
August 31, 1997